UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)


                      Deutsche Bank National Trust Company
               (Exact name of trustee as specified in its charter)


300 South Grand Avenue
Los Angeles, California  90071                                        13-3347003
(Address of principal                                           (I.R.S. Employer
executive offices)                                           Identification No.)


                           MortgageIT Securities Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                             56-2483326
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or organization)                               Identification No.)



33 Maiden Lane
New York, New York                                                         10038
(Address of principal executive offices)                              (Zip Code)



          MortgageIT Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
                       (Title of the Indenture Securities)

Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                 ADDRESS
Office of the Comptroller                 1114 Avenue of the
of the Currency                         Americas, Suite 3900
                                    New York, New York 10036

(b)      Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated January 6, 2005.

Exhibit 3 -
Certification of Fiduciary Powers dated January 6, 2005.

Exhibit 4 -
Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7 -
Reports of Condition of Deutsche Bank National Trust Company, dated as of December 31, 2004.

SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 14th day of December, 2005.



                       Deutsche Bank National Trust Company
                       By: /s/ Barbara Campbell
                          ---------------------------------
                       Barbara Campbell
                       Assistant Vice President

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                   CERTIFICATE

I, RONALDO REYES, DO HEREBY CERTIFY THAT:

         1. I am the duly elected Assistant Vice President of Deutsche Bank National Trust Company, a national bank organized and existing under the laws of the United States of America (the "Association").

         2. The Articles of Association of the Association, under the name of BT Trust Company of California, National Association, were filed with the Comptroller of the Currency, Northeastern District office on February 13, 1986 (the "Original Articles"). A copy of said Original Articles, as amended from time to time and as certified by the Comptroller of the Currency on February 4, 2002, is attached hereto as Exhibit A.

         3. A further amendment to the Articles of Association of the Association changing the title of the Association to "Deutsche Bank National Trust Company" effective April 15, 2002, was filed with the Comptroller of the Currency, Western District Office Licensing Unit on March 28, 2003 (the "Amended Articles"). A copy of that amendment is attached hereto as Exhibit B.

         4. The Original Articles and the Amended Articles, taken together, constitute the entire Articles of Association of the Association, as in effect on the date hereof; such Articles of Association of the Association have not been further modified or rescinded.

         IN WITNESS WHEREOF, I have set my hand and seal of Deutsche Bank National Trust Company this 24th day of November, 2004.


                                                /s/ Ronaldo Reyes
                                                ------------------------
                                                Ronaldo Reyes
                                                Assistant Vice President



Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)


                                        IN TESTIMONY WHEREOF, I have hereunto
                                        subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002


                                        /s/ John D. Hawke, Jr.
                                        ---------------------------
                                        Comptroller of the Currency

                            CERTIFICATE OF AMENDMENT
                                       OF
                             ARTICLES OF ASSOCIATION
                                       OF
                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


         I, David Abramson, certify that:

         1. I am the duly elected Secretary of Bankers Trust Company of California, N.A.

         2. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

         RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

                  The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hun- dred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

                  The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                  No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferen- tial right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscrip -tion thereto other than such, if any, as the Board of Directors, in its discretion may from time to time deter- ine and at such price as the Board of Directors may from time to time fix.

                  If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                  The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

         3. The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

         4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

         IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of January, 1992.


                                 /s/ David Abramson
                                 ------------------
                                 David Abramson
                                 Secretary

                                 DATE ACCEPTED: FEBRUARY 10, 1992
                                                -----------------

                                         BY: /s/ John C. Beers
                                            -------------------------
                                            John C. Beers
                                            Acting Director for Analysis
                                            Western District

                         BT TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION


                  I, DAVID ABRAMSON, certify that:

                  I am the duly constituted Secretary of BT Trust Company of

                  California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the

                  Association's Shareholders, and such resolution is now

                  lawfully in force and effect:

                  RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

                  FIRST:   The title of this Association shall be "Bankers Trust
                  Company of California, National Association.

         And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

                  RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.


         Dated: March 20, 1987
                --------------


                                                   /s/David Abramson
                                                   -----------------
                                                   Secretary

                                    EXHIBIT A

                                                               Filed
                                                   Comptroller of The Currency
                                                       Northeastern District
                                                          Date FEB 13 1986
                                                               -----------


              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION


         For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

                  FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

                  SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

                  THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

                  FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

                  Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

                  FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                  No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

                  If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                  The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                  SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

                  The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

                  SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

                  EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

                  NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

                  TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

                  The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

                  ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

                  TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.


IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.


/s/ Peter E. Lengyel                                          10/7/85
Peter E. Lengyel                                              date

/s/ Harold K. Atkins                                          10/7/85
Harold K. Atkins                                              date

/s/ John L. Murphy                                            10/7/85
John L. Murphy                                                date

/s/ Allan C. Martin                                           10/7/85
Allan C. Martin                                               date

/s/ Rein Lumi                                                 10/7/85
Rein Lumi                                                     date

/s/ Gerard P. Hourihan                                        10/7/85
Gerard P. Hourihan                                            date




State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.


                                                          /s/ David Abramson
                                                               Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                           Commission Expires March 30, 1987

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.


                                                          /s/ David Abramson
                                                               Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                           Commission Expires March 30, 1987




State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.


                                                          /s/ David Abramson
                                                               Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                           Commission Expires March 30, 1987

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.


                                                          /s/ David Abramson
                                                               Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                           Commission Expires March 30, 1987




State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.


                                                          /s/ David Abramson
                                                               Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                           Commission Expires March 30, 1987

State of New York
County of New York

        Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

        Witness my hand and seal of office this 7 day of October, 1985.


                                                          /s/ David Abramson
                                                               Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                           Commission Expires March 30, 1987

                                    EXHIBIT B

Comptroller of the Currency
Administrator of National Banks

Attn:  Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315


April 4, 2002

Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY  10019

Re:      TITLE CHANGE
         Bankers Trust Company of California, N.A.
         Los Angeles, California
         Charter No. 18608


Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,


/s/ James A. Bundy
------------------
James A. Bundy
Licensing Manager

Enclosure

                      BANKERS TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION


         I, DAVID ABRAMSON, certify that:

         1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

         RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

                           FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

         FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

         2. The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

         RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

         3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

         4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

         IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.


                                                       /s/ DAVID ABRAMSON
                                                       ------------------
                                                       Secretary

State of New York )
                  ) ss.:
County of New York)


On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;


/s/ SANDRA L. WEST
------------------
Notary Public



                                 Sandra L. West
                        Notary Public, State of New York
                                 No. 01WE4942401
                          Qualified in New York County
                      Commission Expires September 19, 2002



Office of the Comptroller of the Currency
Accepted by: /s/ JAMES A. BUNDY
            -------------------
James A. Bundy, Licensing Manager
Date: 4/4/03
      ------

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219


                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

                                            IN TESTIMONY WHEREOF, I have

                                            hereunto subscribed my name and

                                            caused my seal of office to be

                                            affixed to these presents at the

                                            Treasury Department, in the City of

                                            Washington and District of Columbia,

                                            this 17th day of May, 2002.

                                            /s/ John D. Hawke, Jr.
                                            ---------------------------
                                            Comptroller of the Currency

                                                 Deutsche Bank

Office of the Secretary          OCC             Bankers Trust Corporation
                              Mar 29 2002        31 West 52nd Street, NYC09-0810
Sandra L. West              Western District     New York, NY 10019
Assistant Secretary                              Tel 212 469-8174
                                                 Fax 646-324-9056

                                                 sandra.l.west@db.com


March 28, 2002


Mr. James A. Bundy, Licensing Manager Office of the Comptroller of the Currency Western District Office 50 Femont Street
Suite 3900
San Francisco, CA 94105-2292


Dear Mr. Bundy:

Re:      Bankers Trust Company of California, National Association (Charter No.
         18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

         From:    Bankers Trust Company of California, National Association

         To:      Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy
March 28, 2002
it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

                  c/o Deutsche Bank
                  31 West 52nd Street - M/S NYC09-0810
                  New York, NY 10019
                  Phone:  (212) 469-8174
                  Fax:  (646) 324-9056


                                                     Sincerely yours,

                                                     BANKERS TRUST CORPORATION


                                                     By: /s/ Sandra L. West
                                                        ------------------------
                                                        Sandra L. West
                                                        Assistant Secretary


enclosures

cc:      Joseph Marcy, OCC Lead Trust Examiner

         Foy B. Hester, Vice President and Controller
         Bankers Trust Company of California, N.A,

         David Abramson, Secretary and Counsel
         Bankers Trust Company of California, N.A.

Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219


                       CERTIFICATE OF CORPORATE EXISTENCE


I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.


                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this January 6, 2005.


                  /s/ Julie L. Williams
                  Acting Comptroller of the Currency

Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219


                         Certificate of Fiduciary Powers


I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.


                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this January 6, 2005.


                                              /s/ Julie L. Williams
                                              ---------------------------
                                              Acting Comptroller of the Currency

                                   CERTIFICATE


I, RONALDO REYES, do hereby certify that:

         1. I am an Assistant Vice President of DEUTSCHE BANK NATIONAL TRUST COMPANY (formerly known as Bankers Trust Company of California, N.A.), a corporation duly organized and validly existing under the laws of the United State of America (the "Company");

         2. Attached hereto is a true, correct and complete copy of the By-Laws of the Company as in effect on the date hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of DEUTSCHE BANK NATIONAL TRUST COMPANY this 23RD day of NOVEMBER, 2004.


                                                      /S/ RONALDO REYES
                                                      ------------------------
                                                      Ronaldo Reyes
                                                      Assistant Vice President

            BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
                                     BY-LAWS
                                    ARTICLE I


Meetings of Shareholders

         Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third

Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of

Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.


         Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

         Section 1.3. Nominations for Director. Nominations for election to the

Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington,

D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the

Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder.

Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions,

the vote tellers may disregard all votes cast for each such nominee.


         Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

         Section 1.5 Quorum. A majority of the outstanding capital stock,

represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of

Association.


                                   ARTICLE II
                                    Directors


         Section 2.1. Board of Directors. The board of directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.


         Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.


         Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new

Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter
as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.


         Section 2.4. Regular Meetings. Regular Meetings of the Board of

Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors.

Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.


         Section 2.5 Special Meetings. Special meetings of the Board of

Directors may be called by the Chairperson or President of the Association, or

at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.


         Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time,

shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.


         Section 2.7. Vacancies. When any vacancy occurs among the directors,

the remaining members of the Board, in accordance with the laws of the United

States, may
appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.


                                   ARTICLE III

                             Committees of the Board


         Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the

Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the

Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the

Board such other matters as it deems advisable with respect to the Association,

its various departments and the conduct of its operations.


         In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the

Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.


         Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the

Board.


         Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.


                                   ARTICLE IV

                             Officers and Employees


         Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of

Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers,

as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.


         Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson,

the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.


         Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.


         Section 4.4. Secretary. The Board of Directors shall appoint a

Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given;

shall be custodian of the corporate seal, records, documents and papers of the

Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the

Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

         Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or
more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of

Directors to be required or desirable to transact the business of the

Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or

the President.


         Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.


                                    ARTICLE V

                                Trust Department


         Section 5.1. Trust Department. There shall be a department of the

Association known as the trust department which shall perform the fiduciary responsibilities of the Association.


         Section 5.2. Trust Officer. There shall be a trust officer of this

Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary.

Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.


         Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities,

review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.


         Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the

Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of

Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9,

and sound fiduciary principles.

         Section 5.5. Trust Department Files. There shall be maintained in the

Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

         Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.


                                   ARTICLE VI

                           Stock and Stock Certificate


         Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.


         Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant

Secretary, Cashier, Assistant Cashier, or any other officer appointed by the

Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                   ARTICLE VII

                                 Corporate Seal


         The President, the Cashier, the Secretary or any Assistant Cashier or

Assistant Secretary, or other officer thereunto designated by the Board of

Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:


                                  (Impression)
                                  (    of    )
                                  (   Seal   )


                                  ARTICLE VIII

                            Miscellaneous Provisions


         Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.


         Section 8.2. Execution of Instruments. All agreements, indentures,

mortgages, deeds, conveyances, transfers, certificates, declarations, receipts,

discharges, releases, satisfactions, settlements, petitions, schedules,

accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President,

or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged,

verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.


         Section 8.3. Records. The Articles of Association, the By-Laws and the

proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the

Secretary, or other officer appointed to act as Secretary of the meeting.


                                   ARTICLE IX

                                     By-Laws


         Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.


         Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by MortgageIT Trust 2005-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange commission upon request therefor.


January 14, 2005


                  Deutsche Bank National Trust Co.
                  By: /s/ Barbara Campbell
                     ---------------------
                  Barbara Campbell
                  Assistant Vice President

                                                                  Board of Governors of the Federal
                                                                  Reserve System
                                                                  OMB Number: 7100-0036
                                                                  Federal Deposit Insurance
                                                                  Corporation
                                                                  OMB Number: 3064-0052
                                                                  Office or the Comptroller of the
                                                                  Currency
                                                                  OMB Number: 1557-0081
Federal Financial Institutions Examination Council                Expires March 31, 2007
-------------------------------------------------------------------------------------------------------------------------
                                                                  Please refer to page i, Table of Contents,
                         REPORT OF CONDITION (Only)               for the required disclosure of estimated
                                                                  burden.

-------------------------------------------------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only--FFIEC 041

                                                            (20040930)
                                                            ----------
Report at the close of business September 30, 2004 (RCRI 9999)

This report is required by law: 12 USC. ss.324 (State member      This report form is to be filed by banks with domestic
banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12         offices only.  Bank with foreign offices (as defined in
U.S.C. ss.161 (National banks)                                    the instructions) must file FFIEC 031.

-------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by       The Report of Condition and Income are to be prepared
an authorized officer and the Report of Condition must be         in accordance with Federal regulatory authority
attested to by not less than two directors (trustees) for         instructions.
State nonmember banks and three directors for State member
and National banks.                                               We, the undersigned directors (trustees), attest to the
                                                                  correctness of the Report of Condition (including the
                                                                  supporting schedules) for this report date and declare
I, Fox B. Hester, Vice President & Controller                     that it has been examined by us and to the best of our
   ---------------------------------------------------            knowledge and belief has been prepared in conformance
   Name and Title of Officer Authorized to Sign Report            with the instructions issued by the appropriate Federal
                                                                  regulatory authority and is true and correct.

of the named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules)         ----------------------------------------------
for this report date have been prepared in conformance with       Director (Trustee)
the instructions issued by the appropriate Federal regulatory
Director (Trustee) authority and are true to the best of my       ----------------------------------------------
knowledge and belief.                                             Director (Trustee)

                                                                  ----------------------------------------------
/s/ Fox B. Hester                                                 Director (Trustee)
----------------------------------------------
Signature of Officer Authorized to Sign Report

10/27/04
----------------------------------------------
Date of Signature

-------------------------------------------------------------------------------------------------------------------------
Submission of Reports                                             For electronic filing assistance, contact EDS Call
                                                                  Report Services, 13890 Bishops Drive, Suite 110,
Each bank must prepare its Reports of Condition and Income        Brookfield, WI 53005, telephone (800) 255-1571.
either:
                                                                  To fulfill the signature and attestation
(a)  in electronic form and then file the computer data file      requirement for the Reports of Condition and
     directly with the banking agencies' collection agent,        Income for this report date, attach this
     Electronic Data Systems Corporation (EDS), by modem or       signature page (or a photocopy or a
     for the Reports of Condition and Income for this report      computer-generated version of this page) to
     on computer diskette; or                                     the hard-copy record of the completed report
                                                                  that the bank places in its files.
(b)  in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party
     (if other than EDS) must transmit the bank's computer
     date file to EDS.

-------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number  26732                                    Deutsche Bank National Trust Company
                         -----------                              ----------------------------------------------
                         (RCRI 9050)                              Legal Title of Bank (Text 9010)

                                                                  Los Angelest
                                                                  ----------------------------------------------
                                                                  City (Text 9130)

                                                                  CA  90071-3109
                                                                  ----------------------------------------------
                                                                  State Abbrev (Text 9200)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A. Bank With Domestic Offices Only
-------------------------------------------------------------------------------------------------------------------------
Table of Contents                                                 Report of Condition Only
                                                                  ------------------------

Signature Page                              Cover                 Report of Condition
                                                                  Schedule RC--Balance Sheet.......................RC-1,2

                                                                  Schedule RC-A--Cash and Balances Due
                                                                    From Depository Institutions
                                                                    (to be completed only by select banks)...........RC-3

                                                                  Schedule RC-B--Securities......................RC-3,4,5

                                                                  Schedule RC-C--Loans and Lease Financing:
                                                                    Receivables:
                                                                    Part I. Loans and Leases .....................RC-6, 7

Report of Income                                                    Part II. Loans to Small Businesses and
Schedule RI- Income Statement......................RI-1,2,3         Small Farms (to be completed for the
                                                                    June report only; not included in the
Schedule RI-A - Changes in Equity Capital..............RI-4         forms for the September and
                                                                    December reports)............................RC-7a,7b
Schedule RI-B - Charges-offs and Recoveries on                    Schedule RC-D--Trading Assets and Liabilities
  Loans and Leases and Changes in Allowance                         (to be completed only by selected banks).........RC-8
  for Loan and Lease Losses .......................RI-4,5,6       Schedule RC-E--Deposit Liabilities..............RC-9,10
                                                                  Schedule RC-F Other Assets........................RC-11
Schedule RI-E - Explanations........................RI-6, 7       Schedule RC-G--Other Liabilities..................RC-11
                                                                  Schedule RC-K--Quarterly Averages.................RC-12

Disclosure of Estimated Burden                                    Schedule RC-L--Derivatives and
                                                                    Off-Balance Sheet Items.....................RC-13, 14
The estimated average burden associated with this                 Schedule RC-M--Memoranda..........................RC-15
information collection is 37.1 hours per respondent and
is estimated to vary from 15 to 600 hours per response,           Schedule RC-N--Past Due and Nonaccrual
depending on individual circumstances, Burden estimates             Loans, Leases, and Other Assets.............RC-16, 17
include the time for reviewing instructions, gathering
and maintaining data in the required form, and                    Schedule RC-O--Other Data for Deposit
completing the information collection, but exclude the              Insurance and FICO Assessments..............RC-18, 19
time for compiling and maintaining business records in
the normal course of a respondent's activities. A                 Schedule RC-R--Regulatory Capital.....RC-20, 21, 22, 23
Federal agency may not conduct or sponsor, and an
organization (or a person) is not required to respond             Schedule RC-S--Servicing, Securitization,
to a collection of information, unless it displays a                and Asset Sale Activities...............RC-24, 25, 26
currently valid OMB control number. Comments concerning
the accuracy of this burden estimate and suggestions              Schedule RC-T--Fiduciary and
for reducing this burden should be directed to the                  Related Services........................RC-27, 28, 29
Office of Information and Regulatory Affairs, Office of           Optional Narrative Statement Concerning
Management and Budget. Washington, D.C. 20503, and to               the Amounts Reported in the Reports
one of the following:                                               of Condition and Income.........................RC-30

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 am. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Consolidated Report of Condition for Insured Commercial and State - Chartered Savings Banks for September 30, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


Schedule RC -- Balance Sheet

                                                  Dollar Amounts in Thousands
ASSETS
 1. Cash and balances due from depository institutions
    (from Schedule RC-A):

     a. Noninterest-bearing balances and currency and coin(1)                        RCON 0081         1,786

     b. Interest-bearing balances(2)                                                 RCON 0071        24,379

 2. Securities:

     a. Held-to-maturity securities (from Schedule RC-B, column A)                   RCON 1754             0

     b. Available-for-sale securities (from Schedule RC-B, column D)                 RCON 1773        82,219

 3. Federal funds sold and securities purchased under agreements to resell:

     a. Federal funds sold                                                           RCON B987             0

     b. Securities purchased under agreements to resell(3)                           RCON B989             0

 4. Loans and lease financing receivables (from Schedule RC-C):

     a. Loans and leases held for sale                                               RCON 5369             0

     b. Loans and leases, net of unearned income                                     RCON B528             0

     c. LESS: Allowance for loan and lease losses                                    RCON 3123             0

     d. Loans and leases, net of unearned income and allowance
        (item 4.b minus 4.c)                                                         RCON B529             0

 5. Trading assets (from Schedule RC-D)                                              RCON 3545             0

 6. Premises and fixed assets (including capitalized leases)                         RCON 2145         4,029

 7. Other real estate owned (from Schedule RC-M)                                     RCON 2150             0

 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                   RCON 2130             0

 9. Customers' liability to this bank on acceptances outstanding                     RCON 2155             0

10. Intangible assets:

     a. Goodwill                                                                     RCON 3163             0

     b. Other intangible assets (from Schedule RC-M)                                 RCON 0426             0

11. Other assets (from Schedule RC-F)                                                RCON 2160        12,572

12. Total assets (sum of items 1 through 11)                                         RCON 2170       124,985

---------------------------
(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3)  Includes all securities resale agreements, regardless of maturity.

LIABILITIES

13. Deposits:

     a. In domestic offices (sum of totals of columns A and C
        from Schedule RC-E)                                                          RCON 2200             0

      (1) Noninterest-bearing(1)                                                     RCON 6631             0

      (2) Interest-bearing                                                           RCON 6636             0

     b. Not applicable

14. Federal funds purchased and securities sold under agreements to repurchase:

     a. Federal funds purchased(2)                                                   RCON B993             0

     b. Securities sold under agreements to repurchase(3)                            RCON B995             0

15. Trading liabilities (from Schedule RC-D)                                         RCON 3548             0

16. Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases) (from Schedule RC-M)                   RCON 3190             0

17. Not applicable

18. Bank's liability on acceptances executed and outstanding                         RCON 2920             0

19. Subordinated notes and debentures(4)                                             RCON 3200             0

20. Other liabilities (from Schedule RC-G)                                           RCON 2930        13,489

21. Total liabilities (sum of items 13 through 20)                                   RCON 2948        13,489

22. Minority interest in consolidated subsidiaries                                   RCON 3000             0

EQUITY CAPITAL

23. Perpetual preferred stock and related surplus                                    RCON 3838             0

24. Common stock                                                                     RCON 3230        50,000

25. Surplus (exclude all surplus related to preferred stock)                         RCON 3839        50,000

26.  a. Retained earnings                                                            RCON 3632        11,515

     b. Accumulated other comprehensive income(5)                                    RCON B530          (19)

27. Other equity capital components(6)                                               RCON A130             0

28. Total equity capital (sum of items 23 through 27)                                RCON 3210       111,496

29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)                                                    RCON 3300       124,985


Memorandum
To be reported with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that
     best describes the most comprehensive level of auditing work performed for                         Number
     the bank by independent external auditors as of any date during 2003              RCON 6724           N/A


1 = Independent audit of the bank conducted in accordance      4 = Directors' examination of the bank conducted in
    with generally accepted auditing standards by a                accordance with generally accepted auditing standards
    certified public accounting firm which submits a report        by a certified public accounting firm (may be required
    on the bank                                                    by state chartering authority)

2 = Independent audit of the bank's parent holding company     5 = Directors' examination of the bank performed by other
    conducted in accordance with generally accepted                external auditors (may be required by state chartering
    auditing standards by a certified public accounting            authority)
    firm which submits a report on the consolidated holding
    company (but not on the bank separately)
                                                               6 = Review of the bank's financial statements by external
3 = Attestation on bank management's assertion on the              auditors
    effectiveness of the bank's internal control over
    financial reporting by a certified public accounting
    firm
                                                               7 = Compilation of the bank's financial statements by
                                                                   external auditors

                                                               8 = Other audit procedures (excluding tax preparation work)

                                                               9 = No external audit work

---------------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16,"Other borrowed money."
(3)  Includes all securities repurchase agreements, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-A -- Cash and Balances Due From Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

                                                     Dollar Amounts in Thousands

1.  Cash items in process of collection, unposted debits, and currency and coin:

     a. Cash items in process of collection and unposted debits                                         RCON 0020         N/A

     b. Currency and coin                                                                               RCON 0080         N/A

2.  Balances due from depository institutions in the U.S:

     a. U.S. branches and agencies of foreign banks                                                     RCON 0083         N/A

     b. Other commercial banks in the U.S. and other depository institutions in the U.S.                RCON 0085         N/A

3.  Balances due from banks in foreign countries and foreign central banks:

     a. Foreign branches of other U.S. banks                                                            RCON 0073         N/A

     b. Other banks in foreign countries and foreign central banks                                      RCON 0074         N/A

4.  Balances due from Federal Reserve Banks                                                             RCON 0090         N/A

5.  Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)                 RCON 0010         N/A

Schedule RC-B--Securities
Exclude assets held for trading.


                                                   Held-to-maturity                              Available-for-sale
                                          (Column A)             (Column B)               (Column C)              (Column D)
     Dollar Amounts in Thousands         Amortized Cost          Fair Value             Amortized Cost            Fair Value
1. U.S.Treasury securities              RCON 0211   0          RCON 0213   0          RCON 1286     82,252    RCON 1287     82,219

2. U.S.Government agency obligations    (exclude
   mortgage-backed securities):

  a. Issued by U.S. Government
     agencies(1)                        RCON 1289   0          RCON 1290   0          RCON 1291          0    RCON 1293          0

  b. Issued by U.S.
     Government-sponsored agencies2     RCON 1294   0          RCON 1295   0          RCON 1297          0    RCON 1298          0

  3. Securities issued by states and
     political subdivisions in the U.S. RCON 8496   0          RCON 8497   0          RCON 8498          0    RCON 8499          0

---------------------
1 Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
2 Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Schedule RC-B - Continued
4. Mortgage-backed securities (MBS):

  a. Pass-through securities:
  (1) Guaranteed by GNMA                             RCON 1698   0   RCON 1699   0   RCON 1701        0   RCON 1702        0

  (2) Issued by FNMA and FHLMC                       RCON 1703   0   RCON 1705   0   RCON 1706        0   RCON 1707        0

  (3) Other pass-through securities                  RCON 1709   0   RCON 1710   0   RCON 1711        0   RCON 1713        0

  b. Other mortgage-backed securities
     (include CMOs, REMICs,
     and stripped MBS):

  (1) Issued or guaranteed by FNMA, FHLMC,
      or GNMA                                        RCON 1714   0   RCON 1715   0   RCON 1716        0   RCON 1717        0

  (2) Collateralized by MBS issued or
      guaranteed by FNMA,
      FHLMC, or GNMA                                 RCON 1718   0   RCON 1719   0   RCON 1731        0   RCON 1732        0

  (3) All other mortgage-backed securities           RCON 1733   0   RCON 1734   0   RCON 1735        0   RCON 1736        0

  5. Asset-backed securities (ABS):

   a. Credit card receivables                        RCON B838   0   RCON B839   0   RCON B840        0   RCON B841        0

   b. Home equity lines                              RCON B842   0   RCON B843   0   RCON B844        0   RCON B845        0

   c. Automobile loans                               RCON B846   0   RCON B847   0   RCON B848        0   RCON B849        0

   d. Other consumer loans                           RCON B850   0   RCON B851   0   RCON B852        0   RCON B853        0

   e. Commercial and industrial loans                RCON B854   0   RCON B855   0   RCON B856        0   RCON B857        0

   f. Other                                          RCON B858   0   RCON B859   0   RCON B860        0   RCON B861        0

  6. Other debt securities:

  a. Other domestic debt securities                  RCON 1737   0   RCON 1738   0   RCON 1739        0   RCON 1741        0

  b. Foreign debt securities                         RCON 1742   0   RCON 1743   0   RCON 1744        0   RCON 1746        0

  7. Investments in mutual funds and other
     equity securities
     with readily determinable fair values(1)                                        RCON A510        0   RCON A511        0

  8. Total (sum of items 1 through 7)
     (total of column A must
     equal Schedule RC, Item 2.a) (total
     of column D must
     equal Schedule RC, item 2.b)                    RCON 1754   0   RCON 1771   0   RCON 1772   82,252   RCON 1773   82,219

1 Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.


Memoranda
1. Pledged securities(1)                                                                               RCON 0416         599

2. Maturity and repricing data for debt securities 1,2
   (excluding those in nonaccrual status):

    a. Securities issued by the U.S. Treasury, U.S.
       Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien
       1-4 family residential mortgages with a remaining maturity or next repricing date of:3,4

      (1) Three months or less                                                                         RCON A549      54,447

      (2) Over three months through 12 months                                                          RCON A550      27,772

      (3) Over one year through three years                                                            RCON A551           0

      (4) Over three years through five years                                                          RCON A552           0

      (5) Over five years through 15 years.                                                            RCON A553           0

      (6) Over 15 years                                                                                RCON A554           0

    b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:3,5

      (1) Three months or less                                                                         RCON A555           0

      (2) Over three months through 12 months                                                          RCON A556           0

      (3) Over one year through three years                                                            RCON A557           0

      (4) Over three years through five years                                                          RCON A558           0

      (5) Over five years through 15 years                                                             RCON A559           0

      (6) Over 15 years                                                                                RCON A560           0

    c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:6

      (1) Three years or less                                                                          RCON A561           0

      (2) Over three years                                                                             RCON A562           0

    d. Debt securities with a REMAINING MATURITY of one
       year or less (included in Memorandum items
       2.a through 2.c above)                                                                          RCON A248      82,219

3. Amortized cost of held-to-maturity securities sold or
   transferred to available-for-sale or trading
   securities during the calendar year-to-date (report the
   amortized cost at date of sale or transfer)                                                         RCON 1778           0

4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule
   RC-B, items 2, 3, 5, and 6):

    a. Amortized cost                                                                                  RCON 8782           0

    b. Fair value                                                                                      RCON 8783           0

---------------------
1 Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
2 Exclude investments in mutual funds and other equity securities with readily determinable fair values.
3 Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
4 Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
5 Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
6 Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                      (Column A)
                                                                                  To Be Completed by
                                                                                    Banks with $300              (Column B)
                                                                                  Million or More in       To Be Completed by All
                                                     Dollar Amounts in Thousands    Total Assets 1                  Banks
1. Loans secured by real estate:

   a. Construction, land development, and other land loans                                                 RCON 1415            0

   b. Secured by farmland (including farm residential and other improvements)                              RCON 1420            0

   c. Secured by 1-4 family residential properties:

     (1) Revolving, open-end loans secured by 1-4 family
         residential
         properties and extended under lines of credit                                                     RCON 1797            0

     (2) Closed-end loans secured by 1-4 family residential properties:

        (a) Secured by first liens                                                                         RCON 5367            0

        (b) Secured by junior liens                                                                        RCON 5368            0

   d. Secured by multifamily (5 or more) residential properties                                            RCON 1460            0

   e. Secured by nonfarm nonresidential properties                                                         RCON 1480            0

2. Loans to depository institutions and acceptances of other banks

   a. To commercial banks in the U.S.:                                                                     RCON 1288            0

     (1) To U.S. branches and agencies of foreign banks                           RCON B532      N/A

     (2) To other commercial banks in the U.S.                                    RCON B533      N/A

   b. To other depository institutions in the U.S. RCON
      B534 N/A c. To banks in foreign countries:

     (1) To foreign branches of other U.S. banks                                  RCON B536      N/A

     (2) To other banks in foreign countries                                      RCON B537      N/A

3. Loans to finance agricultural production and other loans to farmers                                     RCON 1590            0

4. Commercial and industrial loans                                                                         RCON 1766            0

   a. To U.S. addressees (domicile)                                               RCON 1763      N/A

   b. To non-U.S. addressees (domicile)                                           RCON 1764      N/A

5. Not applicable

6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):

    a. Credit cards                                                                                      RCON B538            0

    b. Other revolving credit plans                                                                      RCON B539            0

    c. Other consumer loans (includes single payment, installment, and all
       student loans)                                                                                    RCON 2011            0

 7. Loans to foreign governments and official institutions (including foreign
    central banks)                                                                                       RCON 2081            0

 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S.                                                                             RCON 2107            0

 9. Other loans                                                                                          RCON 1563            0

    a. Loans for purchasing or carrying securities
    (secured and unsecured) RCON 1545 N/A b. All other loans (exclude consumer loans) RCON 1564 N/A

10. Lease financing receivables (net of unearned income)                                                 RCON 2165            0

    a. Of U.S. addressees (domicile)                                            RCON 2182      N/A

    b. Of non-U.S. addressees (domicile)                                        RCON 2183      N/A

11. LESS: Any unearned income on loans reflected in items 1-9 above                                      RCON 2123            0

12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items
    4.a and 4.b)                                                                RCON 2122        0

1 The $300 million asset size test is generally based on the total assets reported on the June 30, 2003, Report of Condition.


Memoranda
                                                     Dollar Amounts in Thousands
1. Loans and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by
   1-4 family residential properties and loans to individuals for household,
   family, and other personal expenditures)                                            RCON 1616           0

2.  Maturity and repricing data for loans and leases
    (excluding those in nonaccrual status):
    a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: 1,2

      (1) Three months or less                                                         RCON A564           0

      (2) Over three months through 12 months                                          RCON A565           0

      (3) Over one year through three years                                            RCON A566           0

      (4) Over three years through five years                                          RCON A567           0

      (5) Over five years through 15 years                                             RCON A568           0

      (6) Over 15 years                                                                RCON A569           0

    b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above)
       EXCLUDING closed-end loans secured by first liens on 1-4

       family residential properties (reported in
       Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: 1,3

      (1) Three months or less                                                                         RCON A570           0

      (2) Over three months through 12 months                                                          RCON A571           0

      (3) Over one year through three years                                                            RCON A572           0

      (4) Over three years through five years                                                          RCON A573           0

      (5) Over five years through 15 years                                                             RCON A574           0

      (6) Over 15 years                                                                                RCON A575           0

    c. Loans and leases (reported in Schedule RC-C, part
       I, items 1 through 10, column B, above) with
       a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)                 RCON A247           0

3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column B(4)                                                                          RCON 2746           0

4. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)               RCON 5370           0

5. TO BE COMPLETED BY BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS:5 Loans
   secured by real estate  to non-U.S. addressees (domicile) (included in
   Schedule RC-C, part I, items 1.a through 1.e, column B)                                             RCON B837          N/A

MEMORANDUM ITEM 6 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED IN THE
INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT
CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES

6. Outstanding credit card fees and finance charges
   included in Schedule RC-C, part I, item 6.a                                                         RCFD C391          N/A

--------------------
1 Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
2 Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
3 Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
4    Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1.a through 1.e, column B.
5 The $300 million asset size test is generally based on the total assets reported on the June 30, 2003, Report of Condition.

Part II. Loans to Small Business and Small Firms

Schedule RC-C, Part II is to be reported only with the June Report of Conditions.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4(1), have original amounts of $100,000 or less (if your bank has no loans outstanding in both of these two loan categories, place an "N" in the box to the right
     for NO, otherwise mark it "Y" for YES) .....................RCON    (Y/N)
                                                                 6999     N/A.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loans categories, skip items 2 through 4, and go to item 5.


                                                                                              Number of Loans
2. Report the total number of loans currently outstanding
   for each of the following Schedule
   RC-C, part I, loan categories:

   a. "Loans secured by nonfarm nonresidential properties" reported in
   Schedule RC-C, part I, item 1.e, (Note: Item 1.e divided by the number
   of loans should NOT exceed $100,000.).....................................                5562      N/A 2.a.

   b. "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4(1). (Note: Item 4(1), divided by the number of loans
      should NOT exceed $100,000.)...........................................                5563      N/A 2.b.

                                                                                             (Column A)           (Column B)
                                                                                                                    Amount
                                                                                                                   Currently
                                                         Dollar Amounts in Thousands       Number of Loans        Outstanding
3. Number and amount currently outstanding of "Loans secured by nonfarm                RCON               RCON   Bil   Mil   Thou
   nonresidential properties "reported in Schedule RC-C, part 1, item 1.e (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part 1, item
   1.e):

   a. With original amounts of $100,000 or less.....................................   5564  N/A          5565    N/A       3.a.

   b. With original amounts of more than $100,000 through $250,000..................

   c. With original amounts of more than $250,000 through $1,000,000................   5566  N/A          5567    N/A       3.b.

                                                                                       5568  N/A          5569    N/A       3.c.
4. Number and amount currently outstanding of "Commercial
   and industrial loans" reported in Schedule RC-C, part
   1, item 4(1) (sum of items 4.a through 4.c must be
   less than or equal to Schedule RC-C, part 1, item
   4(1):

   a. With original amounts of $100,000 or less                                        5570  N/A          5571    N/A       4.a.

   b. With original amounts of more than $100,000 through $250,000

   c. With original amounts of more than $250,000 through $1,000,000                   5572  N/A          5573    N/A       4.b.

                                                                                       5574  N/A          5575    N/A       4.c.
Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)"
   reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers "reported in Schedule RC-C, part
   I, item 3, have original amounts of $100,000 or less (if your bank has no loans outstanding in both of these two loan categories, place an
   "N" in the box to the right for No, otherwise mark it "Y" for                                          RCON   (Y/N)
   YES)...................................                                                                6999    N/A.      5.

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

--------------------
(1) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I, item 4.a, column A, "Commercial and industrial loans to U.S. Addresses.

6. Report the total number of loans currently outstanding
   for each of the following Schedule RC-C, part I, loan categories:                       Number of Loans

     a. "Loans secured by farmland (including farm
        residential and other improvements)" reported in
        Schedule RC-C, part I, item 1.b, (Note: Item 1.b
        divided by the number of loans should NOT exceed                               RCON
        $100,000.)...........................................................          5576           N/A 6.a.

     b. "Loans to finance agricultural production and
        other loans to farmers" reported in Schedule
        RC-C, part I, item 3 (Note: Item 3 divided by the number of loans
        should NOT exceed $100,000.)                                                   5577           N/A 6.b.

                                                                                       (Column A)                (Column B)
                                                                                                                   Amount
                                                                                                                  Currently
                                                  Dollar Amounts in Thousands        Number of Loans             Outstanding
7. Number and amount currently outstanding of "Loans secured by farmland             RCON                 RCON   Bil   Mil   Thou
   (including farm residential and other improvements)" reported in Schedule RC-C, part 1, item 1.b (sum of items 7.a through 7.c must be less than or equal to
   Schedule RC-C, part 1, item 1.b):

    a. With original amounts of $100,000 or less.............................        5578       N/A       5579     N/A         .7.a.

    b. With original amounts of more than $100,000
        through $250,000.....................................................        5580       N/A       5581     N/A         7.b.

    c. With original amounts of more than $250,000
        through $500,000.....................................................        5582       N/A       5583     N/A         7.c


8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part 1, item 3
   (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part 1, item 3):


    a. With original amounts of $100,000 or less.............................        5584       N/A       5585     N/A         8.a.

    b. With original amounts of more than $100,000 through $250,000..........        5586       N/A       5587     N/A         8.b.

    c. With original amounts of more than $250,000 through $500,000..........        5588       N/A       5589     N/A         8.c.

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.


                                                     Dollar Amounts in Thousands
ASSETS

   1. U.S.Treasury securities                                                        RCON 3531           0

   2. U.S.Government agency obligations (exclude mortgage-backed securities)         RCON 3532           0

   3. Securities issued by states and political subdivisions in the U.S.             RCON 3533           0

   4. Mortgage-backed securities (MBS):

       a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA       RCON 3534           0

       b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC,
          or GNMA (include CMOs, REMICs, and stripped MBS)                           RCON 3535           0

       c. All other mortgage-backed securities                                       RCON 3536           0

   5. Other debt securities                                                          RCON 3537           0

   6.-8. Not applicable

   9. Other trading assets                                                           RCON 3541           0


  10. Not applicable

  11. Revaluation gains on derivative contracts                                      RCON 3543           0

  12. Total trading assets (sum of items 1 through 11) (must equal
      Schedule RC, item 5)                                                           RCON 3545           0

LIABILITIES

  13. Liability for short positions                                                  RCON 3546           0

  14. Revaluation losses on derivative contracts                                     RCON 3547           0

  15. Total trading liabilities (sum of items 13 and 14) (must equal
      Schedule RC, item 15)                                                          RCON 3548           0

Schedule RC-E--Deposit Liabilities

                                                                                Transaction                 Nontransaction
                                                                                 Accounts                       Accounts
                                                                 (Column A) Total         (Column B)           (Column C)
                                                               transaction accounts   Memo: Total demand  Total nontransaction
                                                                 (including total     deposits (included   accounts (including
                                  Dollar Amounts in Thousands    demand deposits)        in column A)            MMDAs)
Deposits of:

1. Individuals, partnerships, and corporations (include
   all certified and official checks)                          RCON B549         0                        RCON B550         0

2. U.S.Government                                              RCON 2202         0                        RCON 2520         0

3. States and political subdivisions in the U.S.               RCON 2203         0                        RCON 2530         0

4. Commercial banks and other depository institutions in
   the U.S.                                                    RCON B551         0                        RCON B552         0

5. Banks in foreign countries                                  RCON 2213         0                        RCON 2236         0

6. Foreign governments and official institutions
   (including foreign central banks)                           RCON 2216         0                        RCON 2377         0

7. Total (sum of items 1 through 6) (sum of columns A and
   C must equal Schedule RC, item 13.a)                        RCON 2215         0    RCON 2210       0   RCON 2385         0


Memoranda
                                                  Dollar Amounts in Thousands
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):

    a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts           RCON 6835           0

    b. Total brokered deposits                                                       RCON 2365           0

    c. Fully insured brokered deposits (included in Memorandum item 1.b above):

      (1) Issued in denominations of less than $100,000                              RCON 2343           0

      (2) Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and
          participated out by the broker in shares of $100,000 or less               RCON 2344           0

    d. Maturity data for brokered deposits:

      (1) Brokered deposits issued in denominations of
          less than $100,000 with a remaining maturity
          of one year or less (included in Memorandum item 1.c.(1) above)            RCON A243           0

      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of
          one year or less (included in Memorandum item 1.b above)                   RCON A244           0

    e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to
       be completed for the December report only)                                    RCON 5590         N/A

2. Components of total nontransaction accounts (sum of Memorandum items
   2.a through 2.c must equal item 7, column C above):

    a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                      RCON 6810           0
      (2) Other savings deposits (excludes MMDAs)                                    RCON 0352           0

    b. Total time deposits of less than $100,000                                     RCON 6648           0

    c. Total time deposits of $100,000 or more                                       RCON 2604           0

3. Maturity and repricing data for time deposits of less than $100,000:

    a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1), (2)

      (1) Three months or less                                                       RCON A579           0

      (2) Over three months through 12 months                                        RCON A580           0

      (3) Over one year through three years                                          RCON A581           0

      (4) Over three years                                                           RCON A582           0

    b. Time deposits of less than $100,000 with a
       REMAINING MATURITY of one year or less (included in
       Memorandum items 3.a.(1) and 3.a.(2) above)(3)                                RCON A241           0

4. Maturity and repricing data for time deposits of $100,000 or more:

    a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1), (4)

      (1) Three months or less                                                       RCON A584           0

      (2) Over three months through 12 months                                        RCON A585           0

      (3) Over one year through three years                                          RCON A586           0

      (4) Over three years                                                           RCON A587           0

    b. Time deposits of $100,000 or more with a REMAINING
       MATURITY of one year or less (included in
       Memorandum items 4.a.(1) and 4.a.(2) above)(3)                                RCON A242           0

-------------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c

Schedule RC-F--Other Assets

                                                    Dollar Amounts in Thousands
1. Accrued interest receivable(1)                                                    RCON B556          46

2. Net deferred tax assets(2)                                                        RCON 2148       3,001

3. Interest-only strips receivable (not in the form of a security)(3) on:

    a. Mortgage loans                                                                RCON A519           0

    b. Other financial assets                                                        RCON A520           0

4. Equity securities that DO NOT have readily determinable fair values(4)            RCON 1752       3,000

5. All other assets (itemize and describe amounts greater than $25,000 that
   exceed 25% of this item)                                                          RCON 2168       6,525

    a. Prepaid expenses                                                              RCON 2166           0

    b. Cash surrender value of life insurance                                        RCON C009           0

    c. Repossessed personal property (including vehicles)                            RCON 1578           0

    d. Derivatives with a positive fair value held for purposes other than trading   RCON C010           0

    e. Retained interests in accrued interest receivable related to
       securitized credit cards                                                      RCON C436           0

    f. (TEXT 3549) Accounts Receivable                                               RCON 3549       6,525

    g. (TEXT 3550)                                                                   RCON 3550           0

    h. (TEXT 3551)                                                                   RCON 3551           0

6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                RCON 2160      12,572

---------------------------
(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

Schedule RC-G--Other Liabilities

                                                    Dollar Amounts in Thousands
1.  a. Interest accrued and unpaid on deposits(1)                                    RCON 3645           0

    b.Other expenses accrued and unpaid (includes accrued income taxes payable)      RCON 3646      11,780

2. Net deferred tax liabilities(2)                                                   RCON 3049           0

3. Allowance for credit losses on off-balance sheet credit exposures                 RCON B557           0

4. All other liabilities (itemize and describe amounts greater than
   $25,000 that exceed 25% of this item)                                             RCON 2938       1,709

    a. Accounts payable                                                              RCON 3066           0

    b. Deferred compensation liabilities                                             RCON C011           0

    c. Dividends declared but not yet payable                                        RCON 2932           0

    d. Derivatives with a negative fair value held for purposes other than trading   RCON C012           0

    e. (TEXT 3552) Intercompany Accounts Payable                                     RCON 3552       1,596

    f. (TEXT 3553)                                                                   RCON 3553           0

    g. (TEXT 3554)                                                                   RCON 3554           0

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                RCON 2930      13,489

---------------------------
(1)  For savings banks, include "dividends" accrued and unpaid on deposits.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."

Schedule RC-K--Quarterly Averages(1)

                                                   Dollar Amounts in Thousands
ASSETS

 1. Interest-bearing balances due from depository institutions RCON 3381 23,869

 2. U.S. Treasury securities and U.S. Government agency obligations(2)
    (excluding mortgage-backed securities)                                           RCON B558      82,203

 3. Mortgage-backed securities(2)                                                    RCON B559           0

 4. All other securities (2), (3) (includes securities issued by states and
    political subdivisions in the U.S.)                                                        RCON B560           0

 5. Federal funds sold and securities purchased under agreements to resell           RCON 3365           0

 6. ITEMS 6.A THROUGH 6.D.(2) ARE TO BE COMPLETED BY ALL BANKS.
    Loans:

     a. Total loans                                                                  RCON 3360           0

     b. Loans secured by real estate                                                 RCON 3385           0

     c. Commercial and industrial loans                                              RCON 3387           0

     d. Loans to individuals for household, family, and other personal expenditures:

       (1) Credit cards                                                              RCON B561           0

       (2) Other (includes single payment, installment, all student loans, and
           revolving credit plans other than credit cards)                           RCON B562           0

 7. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(4)
    Trading assets                                                                   RCON 3401           0

 8. Lease financing receivables (net of unearned income)                             RCON 3484           0

 9. Total assets (5)                                                                 RCON 3368     126,388

LIABILITIES

10. Interest-bearing transaction accounts (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)     RCON 3485           0

11. Nontransaction accounts:

     a. Savings deposits (includes MMDAs)                                            RCON B563           0

     b. Time deposits of $100,000 or more                                            RCON A514           0

     c. Time deposits of less than $100,000                                          RCON A529           0

12. Federal funds purchased and securities sold under agreements to repurchase       RCON 3353           0

13. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(4)
    Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases)        RCON 3355           0

Memorandum
                                                    Dollar Amounts in Thousands
  1. MEMORANDUM ITEM 1 IS TO BE COMPLETED BY:4
     o    BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND                       RCON 3386      N/A

     o BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT HAVE LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS (SCHEDULE RC-C, PART I, ITEM 3) EXCEEDING FIVE PERCENT OF TOTAL LOANS.
     Loans to finance agricultural production and other loans to farmers

---------------------------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2003, Report of Condition.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L-- Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                    Dollar Amounts in Thousands
1. Unused commitments:

    a. Revolving, open-end lines secured by 1-4 family
       residential properties, e.g., home equity
       lines                                                                         RCON 3814           0

    b. Credit card lines                                                             RCON 3815           0

    c. (1) Commitments to fund commercial real estate, construction,
       and land development loans secured by real estate                             RCON 3816           0
       (2) Commitments to fund commercial real estate, construction, and
       land development loans NOT secured by real estate                             RCON 6550           0

    d. Securities underwriting                                                       RCON 3817           0

    e. Other unused commitments                                                      RCON 3818           0

2. Financial standby letters of credit                                               RCON 3819           0

    a. Amount of financial standby letters of credit conveyed to others              RCON 3820           0

3. Performance standby letters of credit                                             RCON 3821           0

    a. Amount of performance standby letters of credit conveyed to others            RCON 3822           0

4. Commercial and similar letters of credit                                          RCON 3411           0

5. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(1)
   Participations in acceptances (as described in the instructions) conveyed
   to others by the reporting bank                                                   RCON 3428           0

6. Securities lent (including customers' securities lent where the
   customer is indemnified against loss by the reporting bank)                       RCON 3433           0

7. Credit derivatives:

    a. Notional amount of credit derivatives on which the
       reporting bank is the guarantor                                               RCON A534           0

      (1) Gross positive fair value                                                  RCON C219           0

      (2) Gross negative fair value                                                  RCON C220           0

    b. Notional amount of credit derivatives on which the
       reporting bank is the beneficiary                                             RCON A535           0

      (1) Gross positive fair value                                                  RCON C221           0

      (2) Gross negative fair value                                                  RCON C222           0

8. Spot foreign exchange contracts                                                   RCON 8765           0

9. All other off-balance sheet liabilities (exclude derivatives)
   (itemize and describe each
   component of this item over 25% of Schedule RC, item 28, "Total
   equity capital")                                                                  RCON 3430           0

    a. Securities borrowed                                                           RCON 3432           0

    b. Commitments to purchase when-issued securities                                RCON 3434           0

     c. (TEXT 3555)                                                             RCON 3555           0

     d. (TEXT 3556)                                                             RCON 3556           0

     e. (TEXT 3557)                                                             RCON 3557           0

10. All other off-balance sheet assets (exclude
    derivatives) (itemize and describe each component of
    this item over 25% of Schedule RC, item 28, "Total equity capital")         RCON 5591           0

     a. Commitments to sell when-issued securities                              RCON 3435           0

     b. (TEXT 5592)                                                             RCON 5592           0

     c. (TEXT 5593)                                                             RCON 5593           0

     d. (TEXT 5594)                                                             RCON 5594           0

     e. (TEXT 5595)                                                             RCON 5595           0

11. Year-to-date merchant credit card sales volume:

     a. Sales for which the reporting bank is the acquiring bank                RCON C223           0

     b. Sales for which the reporting bank is the agent bank with risk          RCON C224           0


                                                                            (Column B)     (Column C)
                     Dollar Amounts in Thousands            (Column A)      Foreign         Equity         (Column D)
                 _______________________________           Interest Rate     Exchange      Derivative      Commodity and
                 Derivatives Position Indicators             Contracts      Contracts       Contracts     Other Contracts
12. Gross amounts (e.g., notional amounts) (for each
    column, sum of items 12.a through 12.e must equal
    sum of items 13 and 14):

   a. Futures contracts                                    RCON 8693  0   RCON 8694  0    RCON 8695  0      RCON 8696  0

   b. Forward contracts                                    RCON 8697  0   RCON 8698  0    RCON 8699  0      RCON 8700  0

   c. Exchange-traded option contracts:

   (1) Written options                                     RCON 8701  0   RCON 8702  0    RCON 8703  0      RCON 8704  0

   (2) Purchased options                                   RCON 8705  0   RCON 8706  0    RCON 8707  0      RCON 8708  0

   d. Over-the-counter option contracts:

   (1) Written options                                     RCON 8709  0   RCON 8710  0    RCON 8711  0      RCON 8712  0

   (2) Purchased options                                   RCON 8713  0   RCON 8714  0    RCON 8715  0      RCON 8716  0

   e. Swaps                                                RCON 3450  0   RCON 3826  0    RCON 8719  0      RCON 8720  0

13. Total gross notional amount of derivative
    contracts
    held for trading                                       RCON A126  0   RCON A127  0    RCON 8723  0      RCON 8724  0

14. Total gross notional amount of derivative contracts
    held for purposes other than trading                   RCON 8725  0   RCON 8726  0    RCON 8727  0      RCON 8728  0

   a.Interest rate swaps where the bank has agreed to
     pay a fixed rate                                      RCON A589  0

15.  TO BE COMPLETED BY ALL BANKS: Gross fair values:

  a. Contracts held for trading:

  (1) Gross positive fair value                            RCON 8733   0     RCON 8734   0     RCON 8735   0     RCON 8736   0

  (2) Gross negative fair value                            RCON 8737   0     RCON 8738   0     RCON 8739   0     RCON 8740   0

  b. Contracts held for purposes other than trading:

  (1) Gross positive fair value                            RCON 8741   0     RCON 8742   0     RCON 8743   0     RCON 8744   0

  (2) Gross negative fair value                            RCON 8745   0     RCON 8746   0     RCON 8747   0     RCON 8748   0

---------------------
(1) The $100 million asset size test is generally based on the total assets reported in the June 30, 2003, Report of Condition.

Schedule RC-M--Memoranda

                                                   Dollar Amounts in Thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:

    a. Aggregate amount of all extensions of credit to all
       executive officers, directors, principal
       shareholders, and their related interests                                          RCON 6164           0

    b. Number of executive officers, directors, and principal
       shareholders to whom the amount of all
       extensions of credit by the reporting bank
       (including extensions of credit to related
       interests) equals or exceeds the lesser of $500,000
       or 5 percent of total capital as defined for this
       purpose in agency regulations                                                      RCON 6165        Number
                                                                                                              0

2. Intangible assets other than goodwill:

    a. Mortgage servicing assets                                                          RCON 3164           0

      (1) Estimated fair value of mortgage servicing assets                               RCON A590           0

    b. Purchased credit card relationships and nonmortgage servicing assets               RCON B026           0

    c. All other identifiable intangible assets                                           RCON 5507           0

    d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)         RCON 0426           0

3. Other real estate owned:

    a. Direct and indirect investments in real estate ventures                            RCON 5372           0

    b. All other real estate owned:

      (1) Construction, land development, and other land                                  RCON 5508           0

      (2) Farmland                                                                        RCON 5509           0

      (3) 1-4 family residential properties                                               RCON 5510           0

      (4) Multifamily (5 or more) residential properties                                  RCON 5511           0

      (5) Nonfarm nonresidential properties                                               RCON 5512           0

    c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                  RCON 2150           0

4. Investments in unconsolidated subsidiaries and associated companies:

    a. Direct and indirect investments in real estate ventures                            RCON 5374           0

    b. All other investments in unconsolidated subsidiaries and associated companies      RCON 5375           0

    c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                  RCON 2130           0

5. Other borrowed money: a. Federal Home Loan Bank advances:

      (1) With a remaining maturity of one year or less(1)                                RCON 2651           0

      (2) With a remaining maturity of more than one year through three years             RCON B565           0

      (3) With a remaining maturity of more than three years                              RCON B566           0

    b. Other borrowings:

      (1) With a remaining maturity of one year or less                                   RCON B571           0

      (2) With a remaining maturity of more than one year through three years             RCON B567           0

      (3) With a remaining maturity of more than three years                              RCON B568           0

    c. Total (sum of items 5.a.(1) through 5.b.(3))(must
       equal Schedule RC, item 16)                                                        RCON 3190           0

6. Does the reporting bank sell private label or third party mutual
   funds and annuities?                                                                   RCON B569      YES/NO
                                                                                                             No

7. Assets under the reporting bank's management in proprietary
   mutual funds and annuities                                                             RCON B570           0

8. Primary Internet Web site address of the bank (home page), if any (Example:www.examplebank.com)
       (TEXT 4087) http://www.deutsche-bank.com

9. Do any of the bank's Internet Web sites have
   transactional capability, i.e, allow the bank's
   customers to execute transactions on their accounts through the Web site?              RCON 4088      YES/NO
                                                                                                             No

--------------------
(1)   Includes overnight Federal Home Loan Bank advances.

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                                                   (Column A)            (Column B)
                                                               Past Due 30 through  Past Due 90 days or
                                                                89 days and still      more and still         (Column C)
                                  Dollar Amounts in Thousands       accruing              accruing            Nonaccrual
   1. Loans secured by real estate:
      a. Construction, land development, and other land loans  RCON 2759          0 RCON 2769          0  RCON 3492          0
      b. Secured by farmland                                   RCON 3493          0 RCON 3494          0  RCON 3495          0
      c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family
            residential properties and extended under lines
            of credit                                          RCON 5398          0 RCON 5399          0  RCON 5400          0
        (2) Closed-end loans secured by 1-4 family
            residential properties
           (a) Secured by first liens                          RCON C236          0 RCON C237          0  RCON C229          0
           (b) Secured by junior liens                         RCON C238          0 RCON C239          0  RCON C230          0
      d. Secured by multifamily (5 or more) residential
         properties                                            RCON 3499          0 RCON 3500          0  RCON 3501          0
      e. Secured by nonfarm nonresidential properties:         RCON 3502          0 RCON 3503          0  RCON 3504          0
   2. Loans to depository institutions and acceptances of
      other banks                                              RCON B834          0 RCON B835          0  RCON B836          0
   3. Not applicable
   4. Commercial and industrial loans                          RCON 1606          0 RCON 1607          0  RCON 1608          0
   5. Loans to individuals for household, family, and other
      personal expenditures:
      a. Credit cards                                          RCON B575          0 RCON B576          0  RCON B577          0
      b. Other (includes single payment, installment, all
         student loans, and revolving credit plans other
         than credit cards)                                    RCON B578          0 RCON B579          0  RCON B580          0
   6. Loans to foreign governments and official institutions   RCON 5389          0 RCON 5390          0  RCON 5391          0
   7. All other loans(1)                                       RCON 5459          0 RCON 5460          0  RCON 5461          0
   8. Lease financing receivables                              RCON 1226          0 RCON 1227          0  RCON 1228          0
   9. Debt securities and other assets (exclude other real
      estate owned and other repossessed assets)               RCON 3505          0 RCON 3506          0  RCON 3507          0

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


    10. Loans and leases reported in items 1 through 8 above
        which are wholly or partially guaranteed by the U.S. Government         RCON 5612  0      RCON 5613  0     RCON 5614  0
      a. Guaranteed portion of loans and leases included in item 10 above       RCON 5615  0      RCON 5616  0     RCON 5617  0


Memoranda
                                                                   (Column A)            (Column B)
                                                               Past due 30 through  Past due 90 days or
                                                                89 days and still      more and still         (Column C)
                                  Dollar Amounts in Thousands       accruing              accruing            Nonaccrual
  1. Restructured loans and leases included in Schedule
     RC-N, items 1 through 8, above (and not reported in
     Schedule RC-C, Part I, Memorandum item 1)                   RCON 1658        0    RCON 1659       0     RCON 1661       0
  2. Loans to finance commercial real estate, construction,
     and land development activities (not secured by real
     estate) included in Schedule RC-N, items 4 and 7, above     RCON 6558        0    RCON 6559       0     RCON 6560       0
  3. MEMORANDUM ITEMS 3.A THROUGH 3.D ARE TO BE COMPLETED BY
     BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS:2
     a. Loans secured by real estate to non-U.S. addressees
        (domicile) (included in Schedule RC-N, item 1, above)    RCON 1248      N/A    RCON 1249     N/A     RCON 1250     N/A
     b. Loans to and acceptances of foreign banks (included
        in Schedule RC-N, item 2, above)                         RCON 5380      N/A    RCON 5381     N/A     RCON 5382     N/A
     c. Commercial and industrial loans to non-U.S.
        addressees (domicile) (included in Schedule RC-N,
        item 4, above)                                           RCON 1254      N/A    RCON 1255     N/A     RCON 1256     N/A
     d. Lease financing receivables of non-U.S. addressees
        (domicile) (included in Schedule RC-N, item 8, above)    RCON 1271      N/A    RCON 1272     N/A     RCON 1791     N/A
  4. MEMORANDUM ITEM 4 IS TO BE COMPLETED BY:(2)
     O BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS O
     BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT
     HAVE LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER
     LOANS TO FARMERS (SCHEDULE RC-C, PART I, ITEM 3)
     EXCEEDING FIVE PERCENT OF TOTAL LOANS: Loans to finance
     agricultural production and                                 RCON 1594        0    RCON 1597       0     RCON 1583     N/A

      other loans to farmers
     (included in Schedule RC-N, item 7,
     above)

  5. Loans and leases held for sale (included in Schedule
     RC-N, items 1 through 8, above)                             RCON C240        0    RCON C241       0     RCON C226       0


                                                                                        (Column A)            (Column B)
                                                                                    Past due 30 through   Past due 90 days or
                                                       Dollar Amounts in Thousands        89 days                more

  6. MEMORANDUM ITEM 6 IS TO BE COMPLETED BY BANKS WITH $300
     MILLION OR MORE IN TOTAL ASSETS:(2)
     Interest rate, foreign exchange rate, and other commodity and equity contracts:
     Fair value of amounts carried as assets                                       RCON 3529         N/A RCON 3530         N/A

-------------------
(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."
(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2003, Report of Condition.

Schedule RC-O -- Other Data for Deposit Insurance and FICO Assessments

                                                                             Dollar Amounts in Thousands
   1. Unposted debits (see instructions):
       a. Actual amount of all unposted debits                                                           RCON 0030           0
       OR
       b. Separate amount of unposted debits:
         (1) Actual amount of unposted debits to demand deposits                                         RCON 0031           0
         (2) Actual amount of unposted debits to time and savings deposits(1)                            RCON 0032           0
   2. Unposted credits (see instructions):
       a. Actual amount of all unposted credits                                                          RCON 3510           0
       OR
       b. Separate amount of unposted credits:
         (1) Actual amount of unposted credits to demand deposits                                        RCON 3512           0
         (2) Actual amount of unposted credits to time and savings deposits(1)                           RCON 3514           0
   3. Uninvested trust funds (cash) held in bank's own trust department
      (not included in total deposits)                                                                   RCON 3520           0
   4. Deposits of consolidated subsidiaries (not included in total deposits):
       a. Demand deposits of consolidated subsidiaries                                                   RCON 2211           0
       b. Time and savings deposits(1) of consolidated subsidiaries                                      RCON 2351           0
       c. Interest accrued and unpaid on deposits of consolidated subsidiaries                           RCON 5514           0
   5. Not applicable
   6. Reserve balances actually passed through to the
      Federal Reserve by the reporting bank on behalf of its
      respondent depository institutions that are also
      reflected as deposit liabilities of the reporting
      bank:
       a. Amount reflected in demand deposits (included in Schedule RC-E,
          item 7, column B)                                                                              RCON 2314           0
       b. Amount reflected in time and savings deposits1 (included in Schedule
          RC-E, item 7, column A or C, but not column B)                                                 RCON 2315           0
   7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
       a. Unamortized premiums                                                                           RCON 5516           0
       b. Unamortized discounts                                                                          RCON 5517           0
   8. To be completed by banks with "Oakar deposits."
       a.Deposits purchased or acquired from other
         FDIC-insured institutions during the quarter:
         (1) Total deposits purchased or acquired from other
             FDIC-insured institutions during the
             quarter                                                                                     RCON A531           0

        (2) Amount of purchased or acquired deposits reported in
            item 8.a.(1) above attributable to a
            secondary fund (i.e., BIF members report deposits
            attributable to SAIF; SAIF members report
            deposits attributable to BIF)                                                                  RCON A532       N/A
        b. Total deposits sold or transferred to other
       FDIC-insured institutions during the quarter RCON
       A533 N/A 9. Deposits in lifeline accounts RCON 5596
      10. Benefit-responsive "Depository Institution
      Investment Contracts" (included in total deposits)
      RCON 8432 0 11. Adjustments to demand deposits
      reported in Schedule RC-E for certain reciprocal
      demand
          balances:
        a. Amount by which demand deposits would be reduced
           if the reporting bank's reciprocal demand
           balances with the domestic offices of U.S. banks and
           savings associations and insured
           branches in Puerto Rico and U.S. territories and
           possessions that were reported on a gross
           basis in Schedule RC-E had been reported on a net basis                                         RCON 8785         0
        b. Amount by which demand deposits would be
           increased if the reporting bank's reciprocal
           demand balances with foreign banks and foreign
           offices of other U.S. banks (other than insured
           branches in Puerto Rico and U.S. territories and
           possessions) that were reported on a net basis in
           Schedule RC-E had been reported on a gross basis
           RCON A181 0
        c. Amount by which demand deposits would be reduced
           if cash items in process of collection were
           included in the calculation of the reporting
           bank's net reciprocal demand balances with the
           domestic offices of U.S. banks and savings
           associations and insured branches in Puerto Rico
           and U.S. territories and possessions in Schedule
           RC-E RCON A182 0
      12. Amount of assets netted against deposit
          liabilities on the balance sheet (Schedule RC) in
          accordance with generally accepted accounting
          principles (exclude amounts related to reciprocal
          demand balances):
        a. Amount of assets netted against demand deposits                                                 RCON A527         0
        b. Amount of assets netted against time and savings deposits                                       RCON A528         0
Memoranda (to be completed each quarter except as noted)
       1. Total deposits of the bank (sum of Memorandum
          items 1.a.(1) and 1.b.(1) must equal Schedule RC,
          item 13.a):
        a. Deposit accounts of $100,000 or less:(3)
        (1) Amount of deposit accounts of $100,000 or less                                                 RCON 2702         0
        (2) Number of deposit accounts of $100,000 or less (to be completed for the June report only)      RCON 3779    Number
                                                                                                                           N/A
        b. Deposit accounts of more than $100,000:(3)
        (1) Amount of deposit accounts of more than $100,000                                               RCON 2710         0
        (2) Number of deposit accounts of more than $100,000                                               RCON 2722    Number
                                                                                                                             0

MEMORANDUM ITEM 2 IS TO BE COMPLETED BY ALL BANKS.
  2. Estimated amount of uninsured deposits (see instructions)                                                     RCON 5597 0
  3. Has the reporting institution been consolidated with a parent bank or savings association in that parent
     bank's or parent saving association's Call Report or Thrift
     Financial Report? If so, report the legal
     title and FDIC Certificate Number of the parent bank
     or parent savings association:                                                                              FDIC Cert No.
     (TEXT A545)                                                                                                   RCON A545

---------------------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)  Exclude core deposit intangibles.
(3) The dollar amounts used as the basis for reporting in Memoranda items 1.a and 1.b reflect the deposit insurance limits in effect on the report date.

Schedule RC-R--Regulatory Capital

                                                                             Dollar Amounts in Thousands
Tier 1 Capital
   1. Total equity capital (from Schedule RC, item 28)                                                   RCON 3210     111,496
   2. LESS: Net unrealized gains (losses) on available-for-sale securities(1) (if a gain, report as a
      positive value; if a loss, report as a negative value)                                             RCON 8434        (19)
   3. LESS: Net unrealized loss on available-for-sale EQUITY securities(1) (report loss as a positive
      value)                                                                                             RCON A221           0
   4. LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain, report as a positive value;
      if a loss, report as a negative value)                                                             RCON 4336           0
   5. LESS: Nonqualifying perpetual preferred stock                                                      RCON B588           0
   6. Qualifying minority interests in consolidated subsidiaries                                         RCON B589           0
   7. LESS: Disallowed goodwill and other disallowed intangible assets                                   RCON B590           0
   8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                                      RCON C227     111,515
   9. a. LESS: Disallowed servicing assets and purchased credit card relationships                       RCON B591           0
      b. LESS: Disallowed deferred tax assets                                                            RCON 5610           0
  10. Other additions to (deductions from) Tier 1 capital                                                RCON B592           0
  11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)                                     RCON 8274     111,515
Tier 2 Capital
  12. Qualifying subordinated debt and redeemable preferred stock                                        RCON 5306           0
  13. Cumulative perpetual preferred stock includible in Tier 2 capital                                  RCON B593           0
  14. Allowance for loan and lease losses includible in Tier 2 capital                                   RCON 5310           0
  15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital              RCON 2221           0
  16. Other Tier 2 capital components                                                                    RCON B594           0
  17. Tier 2 capital (sum of items 12 through 16)                                                        RCON 5311           0
  18. Allowable Tier 2 capital (lesser of item 11 or 17)                                                 RCON 8275           0
  19. Tier 3 capital allocated for market risk                                                           RCON 1395           0
  20. LESS: Deductions for total risk-based capital                                                      RCON B595           0
  21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                               RCON 3792     111,515
Total assets for leverage ratio
  22. Average total assets (from Schedule RC-K, item 9)                                                  RCON 3368     126,388
  23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)               RCON B590           0
  24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)    RCON B591           0
  25. LESS: Disallowed deferred tax assets (from item 9.b above)                                         RCON 5610           0
  26. LESS: Other deductions from assets for leverage capital purposes                                   RCON B596           0
  27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)              RCON A224     126,388

Adjustments for financial subsidiaries
  28. a. Adjustment to Tier 1 capital reported in item 11                                                RCON C228           0
      b. Adjustment to total risk-based capital reported in item 21                                      RCON B503           0
  29. Adjustment to risk-weighted assets reported in item 62                                             RCON B504           0
  30. Adjustment to average total assets reported in item 27                                             RCON B505           0



Capital ratios
(Column B is to be completed by all banks. Column A is to be                              (Column A)          (Column B)
completed by banks with financial subsidiaries.)                                          Percentage          Percentage

       31. Tier 1 leverage ratio(2)                                                      RCON 7273   0    RCON 7204      88.23
       32. Tier 1 risk-based capital ratio(3)                                            RCON 7274   0    RCON 7206     632.24
       33. Total risk-based capital ratio(4)                                             RCON 7275   0    RCON 7205     632.24

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).


                                                (Column A)    (Column B)  (Column C)   (Column D)      (Column E)     (Column F)
                                                  Totals       Items Not
                                                  (FROM         Subject
                                                 SCHEDULE          to
                                                   RC)           Risk-               Allocation by Risk Weight Category
Dollar Amounts in Thousands                                    Weighting        0%           20%           50%           100%
BALANCE SHEET ASSET CATEGORIES
  34. Cash and balances due from                RCON 0010                  RCON B600     RCON B601                   RCON B602
      depository institutions (Column A
      equals the sum of Schedule RC, items
      1.a and 1.b)
                                                   26,165                          1        26,164                           0
  35. Held-to-maturity securities               RCON 1754     RCON B603    RCON B604     RCON B605     RCON B606     RCON B607
                                                        0             0            0             0             0             0
  36. Available-for-sale securities             RCON 1773     RCON B608    RCON B609     RCON B610     RCON B611     RCON B612
                                                   82,219           -33       82,252             0             0             0

  37. Federal funds sold and securities         RCON C225                  RCON C063     RCON C064                   RCON B520
      purchased under agreements to
      resell                                            0                          0             0                           0

  38. Loans and leases held for sale            RCON 5369     RCON B617    RCON B618     RCON B619     RCON B620     RCON B621
                                                        0             0            0             0             0             0


  39. Loans and leases, net of unearned income                RCON B528  RCON B622  RCON B623  RCON B624  RCON B625  RCON B626
                                                                      0          0          0          0          0          0
  40. LESS: Allowance for loan and lease losses               RCON 3123  RCON 3123
                                                                      0          0
  41. Trading assets                                          RCON 3545  RCON B627  RCON B628  RCON B629  RCON B630  RCON B631
                                                                      0          0          0          0          0          0
  42.  All other assets(5)                                    RCON B639  RCON B640  RCON B641  RCON B642  RCON B643  RCON 5339
                                                                 16,601          0      3,045      1,439          0     12,117
  43. Total assets (sum of items 34 through 42)               RCON 2170  RCON B644  RCON 5320  RCON 5327  RCON 5334  RCON 5340
                                                                124,985       (33)     85,298     27,603          0     12,117


                                       (Column A)     Credit      (Column B)   (Column C)  (Column D)  (Column E)  (Column F)
                                       Face Value   Conversion      Credit
                                           or         Factor      Equivalent
                                        Notional                    Amount(6)
           Dollar Amounts in Thousands   Amount
                                                                                     Allocation by Risk Weight Category
                                                                                   0%          20%         50%        100%
Derivatives and Off-Balance Sheet
Items
  44. Financial standby letters of
      credit                             RCON B546                   RCON B547   RCON B548   RCON B581   RCON B582   RCON B583
                                                 0         12.50(7)          0           0           0           0           0
  45. Performance standby letters of
      credit                             RCON 3821                   RCON B650   RCON B651   RCON B652   RCON B653   RCON B654
                                                 0          0.50             0           0           0           0           0
  46. Commercial and similar letters
      of credit                          RCON 3411                   RCON B655   RCON B656   RCON B657   RCON B658   RCON B659
                                                 0          0.20             0           0           0           0           0
  47. Risk participations in bankers
      acceptances acquired by the
      reporting institution              RCON 3429                   RCON B660   RCON B661   RCON B662               RCON B663
                                                 0          1.00             0           0           0                       0
  48. Securities lent                    RCON 3433                   RCON B664   RCON B665   RCON B666   RCON B667   RCON B668
                                                 0          1.00             0           0           0           0           0
  49. Retained recourse on small
      business obligations sold with
      recourse                           RCON A250                   RCON B669   RCON B670   RCON B671   RCON B672   RCON B673
                                                 0          1.00             0           0           0           0           0
  50. Recourse and direct credit
      substitutes (other than financial
      standby letters of credit) subject
      to the low-level exposure rule and
      residual interests subject to a
      dollar-for-dollar capital
      requirement                        RCON B541                   RCON B542                                       RCON B543
                                                 0         12.50(8)          0                                               0
  51. All other financial assets sold
      with recourse                      RCON B675                   RCON B676   RCON B677   RCON B678   RCON B679   RCON B680
                                                 0          1.00             0           0           0           0           0
  52. All other off-balance sheet
      liabilities                        RCON B681                   RCON B682   RCON B683   RCON B684   RCON B685   RCON B686
                                                 0          1.00             0           0           0           0           0


  53. Unused commitments with an
      original maturity exceeding one
      year                               RCON 3833                   RCON B687   RCON B688   RCON B689   RCON B690   RCON B691
                                                 0          0.50             0           0           0           0           0
  54. Derivative contracts                                           RCON A167   RCON B693   RCON B694   RCON B695
                                                                             0           0           0           0

                                                                             (Column C)   (Column D)   (Column E)  (Column F)
                                                                                     Allocation by Risk Weight Category
                                                 Dollar Amounts in Thousands     0%          20%          50%         100%
Totals
  55. Total assets, derivatives, and
      off-balance sheet items by risk
      weight category (for each column,
      sum of items 43 through 54)                                             RCON B696    RCON B697    RCON B698   RCON B699
                                                                                 85,298       27,603            0      12,117
  56. Risk weight factor                                                         x 0%        x 20%        x 50%       x 100%
  57. Risk-weighted assets by risk
      weight category (for each column,
      item 55 multiplied by item 56)                                          RCON B700    RCON B701    RCON B702   RCON B703
                                                                                      0        5,521            0      12,117
  58. Market risk equivalent assets                                                                                 RCON 1651
                                                                                                                            0
  59. Risk-weighted assets before
      deductions for excess allowance
      for loan and lease losses and
      allocated transfer risk reserve
      (sum of item 57, columns C through
      F, and item 58)                                                                                               RCON B704
                                                                                                                       17,638

  60. LESS: Excess allowance for loan
      and lease losses RCON A222 0

  61. LESS: Allocated transfer risk reserve                                                                         RCON 3128
                                                                                                                            0
  62. Total risk-weighted assets (item
      59 minus items 60 and 61)

                                                                                                                    RCON A223
                                                                                                                       17,638

Memoranda

                                                 Dollar Amounts in Thousands

  1.  Current credit exposure across all derivative contracts covered by the
      risk-based capital standards.                                                                     RCON 8764           0

                                                                                With a remaining maturity of
                                                                                    (Column B) Over one
                                                              (Column A) One year    year through five   (Column C) Over five
                                                                    or less                years                 years
  2. Notional principal amounts of derivative contracts:(9)
     a. Interest rate contracts                               RCON 3809     0         RCON 8766     0       RCON 8767    0
     b. Foreign exchange contracts                            RCON 3812     0         RCON 8769     0       RCON 8770    0
     c. Gold contracts                                        RCON 8771     0         RCON 8772     0       RCON 8773    0

     d. Other precious metals contracts                       RCON 8774     0         RCON 8775     0       RCON 8776    0
     e. Other commodity contracts                             RCON 8777     0         RCON 8778     0       RCON 8779    0
     f. Equity derivative contracts                           RCON A000     0         RCON A001     0       RCON A002    0

-----------------------

 (1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

 (2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

 (3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

 (4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

 (5) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

 (6)  Column A multiplied by credit conversion factor.

 (7) For financial standby letter of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

 (8)  Or institution-specific factor.

 (9) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RC-S--Servicing, Securitization and Asset Sale Activities

                                     `  (Column A)   (Column B)  (Column C)   Column D) (Column E)    (Column F)     (Column G)
                                     `  1-4 Family      Home     Credit Card     Auto     Other     Commercial and   All Other
                                     `  Residential    Equity    Receivables    Loans   `Consumer     Industrial     Loans and
                                     `     Loans       Lines          `                `  Loans         Loans        All Leases
           Dollar Amounts in Thousands

        BANK SECURITIZATION ACTIVITIES

  1.  Outstanding principal balance
      of assets sold and securitized
      by the reporting bank with
      servicing retained or with
      recourse or other
      seller-provided credit
      enhancements                      RCON B705  RCON B706      RCON B707   RCON B708   RCON B709       RCON B710  RCON B711
                                                0          0              0           0           0               0          0
  2.  Maximum amount of credit
      exposure arising from recourse
      or other seller-provided credit
      enhancements provided to
      structures reported in item 1
      in the form of: a.
      Credit-enhancing interest-only
      strips (included in Schedules
      RC-B or RC-F or in
      Schedule RC, item 5               RCON B712  RCON B713      RCON B714   RCON B715   RCON B716       RCON B717  RCON B718
                                                0          0              0           0           0               0          0
  b.  Subordinated securities, and
      other residual
      interests                         RCON C393  RCON C394      RCON C395   RCON C396   RCON C397       RCON C398  RCON C399
                                                0          0              0           0           0               0          0
  c.  Standby letters of credit
      and other enhancements            RCON C400  RCON C401      RCON C402   RCON C403   RCON C404       RCON C405  RCON C406
                                                0          0              0           0           0               0          0
  3.  Reporting bank's unused
      commitments to provide
      liquidity to structures
      reported in item 1                RCON B726  RCON B727      RCON B728   RCON B729   RCON B730       RCON B731  RCON B732
                                                0          0              0           0           0               0          0
  4.  Past due loan amounts included
      in item 1:

  a. 30-89 days past due                                RCON B733 RCON B734 RCON B735 RCON B736  RCON B737 RCON B738 RCON B739
                                                                0         0         0         0          0         0         0
  b. 90 days or more past due                           RCON B740 RCON B741 RCON B742 RCON B743  RCON B744 RCON B745 RCON B746
                                                                0         0         0         0          0         0         0
  5. Charge-offs and recoveries on
     assets sold and securitized with
     servicing retained or with
     recourse or other
     seller-provided credit
     enhancements (calendar
     year-to-date):
  a. Charge-offs                                        RIAD B747 RIAD B748 RIAD B749 RIAD B750  RIAD B751 RIAD B752 RIAD B753
                                                                0         0         0         0          0         0         0
  b. Recoveries                                         RIAD B754 RIAD B755 RIAD B756 RIAD B757  RIAD B758 RIAD B759 RIAD B760
                                                                0         0         0         0          0         0         0
  6. Amount of ownership (or seller's) interests carried as:
  a. Securities (included in Schedule RC-B or in
     Schedule RC, item 5)                                         RCON B761 RCON B762                      RCON B763
                                                                          0         0                              0
  b. Loans (included in Schedule RC-C)                            RCON B500 RCON B501                      RCON B502
                                                                          0         0                              0
  7. Past due loan amounts included in
     interests reported in item 6. a:
  a. 30-89 days past due                                          RCON B764 RCON B765                      RCON B766
                                                                          0         0                              0
  b. 90 days or more past due                                     RCON B767 RCON B768                      RCON B769
                                                                          0         0                              0
  8. Charge-offs and recoveries on
     loan amounts included in
     interests reported in item 6. a
     (calendar year-to-date):
  a. Charge-offs                                                  RIAD B770 RIAD B771                      RIAD B772
                                                                          0         0                              0

  b. Recoveries                                                   RIAD B773 RIAD B774                      RIAD B775
                                                                          0         0                              0


FOR SECURITIZATION FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY OTHER INSTITUTIONS

   9. Maximum amount of credit exposure arising from credit
      enhancements provided by the reporting bank to other
      institutions' securitization structures in the form of
      standby letters of credit, purchased subordinated
      securities, and
      other enhancements                                RCON B776 RCON B777 RCON B778 RCON B779  RCON B780 RCON B781 RCON B782
                                                                0         0         0         0          0         0         0
  10. Reporting bank's unused commitments to provide
      liquidity to other institutions' securitization
      structures                                        RCON B783 RCON B784 RCON B785 RCON B786  RCON B787 RCON B788 RCON B789
                                                                0         0         0         0          0         0         0
BANK ASSET SALES
  11. Assets sold with recourse or other seller-provided
      credit enhancements and not
      securitized by the reporting bank                 RCON B790 RCON B791 RCON B792 RCON B793  RCON B794 RCON B795 RCON B796
                                                                0         0         0         0          0         0         0
  12. Maximum amount of credit exposure arising from
      recourse or other seller-provided credit enhancements
      provided to assets reported in
      item 11                                           RCON B797 RCON B798 RCON B799 RCON B800  RCON B801 RCON B802 RCON B803
                                                                0         0         0         0          0         0         0

Memoranda
                                                     Dollar Amounts in Thousands
  1. Small business obligations transferred with recourse
     under Section 208 of the Riegle Community Development
     and Regulatory Improvement Act of 1994:
      a. Outstanding principal balance                                                                   RCON A249           0
      b. Amount of retained recourse on these obligations as of the report date                          RCON A250           0
  2. Outstanding principal balance of assets serviced for others:
      a. 1-4 family residential mortgages serviced with
         recourse or other servicer-provided credit
         enhancements                                                                                    RCON B804           0
      b. 1-4 family residential mortgages serviced with no
         recourse or other servicer-provided credit
         enhancements                                                                                    RCON B805           0
      c. Other financial assets(1)                                                                       RCON A591           0
  3. Asset-backed commercial paper conduits:
      a. Maximum amount of credit exposure arising from
         credit enhancements provided to conduit structures
         in the form of standby letters of credit,
         subordinated securities, and other enhancements:
        (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company              RCON B806           0
        (2) Conduits sponsored by other unrelated institutions                                           RCON B807           0
      b. Unused commitments to provide liquidity to conduit
         structures:
        (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company              RCON B808           0

                                                                              42

        (2) Conduits sponsored by other unrelated institutions                                           RCON B809           0
  4. Outstanding credit card fees and finance charges
        included in Schedule RC-S, item 1, column C(2)                                                   RCON C407         N/A

-----------------------
 (1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
 (2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

Schedule RC-T--Fiduciary and Related Services

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE
AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

                                                                                                                       YES/NO
   1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T)       RCON
                                                                                                 A345                   Yes

   2. Does the institution exercise the fiduciary powers it has been granted?                    RCON
                                                                                                 A346                   Yes

   3. Does the institution have any fiduciary or related
      activity (in the form of assets or accounts) to                                            RCON
      report in this schedule? (If "NO," do not complete the                                     B867                   Yes
      rest of Schedule RC-T.)

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 19 quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 10 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

                                                                                                       (Column C)  (Column D)
                                                                            (Column A)   (Column B)    Number of    Number of
                                                                              Managed    Non-Managed    Managed    Non-Managed
                                                Dollar Amounts in Thousands   Assets       Assets       Accounts    Accounts
FIDUCIARY AND RELATED ASSETS
   4. Personal trust and agency accounts                                      RCON B868     RCON B869    RCON B870   RCON B871
                                                                                305,788        11,885          150           2
   5. Retirement related trust and agency accounts:

       a. Employee benefit--defined contribution                              RCON B872     RCON B873    RCON B874   RCON B875
                                                                                      0             0            0           0

       b. Employee benefit--defined benefit                                   RCON B876     RCON B877    RCON B878   RCON B879
                                                                                      0             0            0           0
       c. Other retirement accounts                                           RCON B880     RCON B881    RCON B882   RCON B883
                                                                                      0             0            0           0
   6. Corporate trust and agency accounts                                     RCON B884     RCON B885    RCON C001   RCON C002
                                                                                      0    10,207,352            0       3,603
   7. Investment management agency accounts                                   RCON B886                  RCON B888
                                                                                227,077                         69
   8. Other fiduciary accounts                                                RCON B890     RCON B891    RCON B892   RCON B893
                                                                                      0             0            0           0
   9. Total fiduciary accounts (sum of items 4 through 8)                     RCON B894     RCON B895    RCON B896   RCON B897
                                                                                532,865    10,219,237          219       3,605
  10. Custody and safekeeping accounts                                                     RCON B898                RCON B899
                                                                                                   0                         0
  11. Not Applicable

Memoranda
                                                                             Dollar Amounts in Thousands    Managed Assets
  1. Managed assets held in personal trust and agency accounts:
      a. Non-interest bearing deposits                                                                   RCON B913         N/A
      b. Interest-bearing deposits                                                                       RCON B914         N/A
      c. U.S. Treasury and U.S. Government agency obligations                                            RCON B915         N/A
      d. State, county and municipal obligations                                                         RCON B916         N/A
      e. Money market mutual funds                                                                       RCON B917         N/A
      f. Other short-term obligations                                                                    RCON B918         N/A
      g. Other notes and bonds                                                                           RCON B919         N/A
      h. Common and preferred stocks                                                                     RCON B920         N/A
      i. Real estate mortgages                                                                           RCON B921         N/A
      j. Real estate                                                                                     RCON B922         N/A
      k. Miscellaneous assets                                                                            RCON B923         N/A
      l. Total managed assets held in personal trust and agency accounts (sum of
         Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4,
         column A)                                                                                       RCON B868         N/A

                                                                                   (Column A) Number of  (Column B) Principal
                                                       Dollar Amounts in Thousands        Issues          Amount Outstanding
  2. Corporate trust and agency accounts:
     a. Corporate and municipal trusteeships                                        RCON B927    N/A     RCON B928         N/A
     b. Transfer agent, registrar, paying
        agent, and other corporate agency                                           RCON B929    N/A

                                                                              45

                                                                                   (Column A) Number of    (Column B) Market
                                                       Dollar Amounts in Thousands         Funds         Value of Fund Assets
  3. Collective investment funds and common trust funds:
     a. Domestic equity                                                             RCON B931    N/A     RCON B932         N/A
     b. International/Global equity                                                 RCON B933    N/A     RCON B934         N/A
     c. Stock/Bond blend                                                            RCON B935    N/A     RCON B936         N/A
     d. Taxable bond                                                                RCON B937    N/A     RCON B938         N/A
     e. Municipal bond                                                              RCON B939    N/A     RCON B940         N/A
     f. Short term investments/Money market                                         RCON B941    N/A     RCON B942         N/A
     g. Specialty/Other                                                             RCON B943    N/A     RCON B944         N/A
     h. Total collective investment funds (sum of Memorandum items 3.a through
        3.g)                                                                        RCON B945    N/A     RCON B946         N/A

               OPTIONAL Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income

The management of the reporting bank may, IF IT WISHEs, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing NOT to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, MATERIAL changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment [ ] (RCON 6979)
BANK MANAGEMENT STATEMENT (PLEASE PRINT OR TYPE CLEARLY):
(TEXT 6980)